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Ashford Inc.
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This Schedule 14A filing consists of the presentation by Ashford Inc. (“Ashford”) to the investment community, dated March 30, 2016, which includes discussions relating to the previously announced transaction between Ashford and Remington Holdings, LP (“Remington”), pursuant to the terms of an Acquisition Agreement, dated September 17, 2015, by and among Ashford, Remington, Ashford Advisors, Inc., Archie Bennett, Jr., Monty J. Bennett, Remington Holdings GP, LLC, MJB Investments, LP, Mark A. Sharkey, Remington Hospitality Management, Inc., Ashford GP Holdings I, LLC and Remington GP Holdings, LLC.

ASHFORD Company Presentation-March 2016

Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed combination of Ashford Inc. with Remington Holdings L.P. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation are only made as of the date of this presentation. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Ashford, Inc. Vision Bardessono Hotel & Spa Yountville, CA  High growth, fee based business model  Highly aligned management team with 27% insider ownership Diversified platform of multiple fee generators Pier House Resort Key West, FL  Le Pavillon Hotel New Orleans, LA  Scalable platform with attractive margins Low capital needs  W Atlanta Downtown Atlanta, GA Low volatility fee stream  Marriott Fremont Fremont, CA 3 High Low

Ashford, Inc. Overview Proposed Combination Long-Term Agreements All data as of March 18, 2016 4 - Project managed over $1 billion of development, renovations & other projects - Experience with every major brand in renovating, converting or repositioning hotels - 94 properties – 18,112 managed rooms - Assets located in 28 states and Washington, D.C. - Managed properties are either branded by one of five major franchisors or operated independently - Typical term of agreements (includes renewals) – 35 years - Publicly Traded (NYSE: AHT) - 132 hotels – 27,950 owned rooms - Total Market Cap of $5.0 billion - Targets RevPAR below Ashford Prime - Investment across full-service and upper-upscale hotels - Opportunistic leverage - Insider ownership: 16% - Publicly Traded (NYSE: AHP) - 12 hotels – 3,717 owned rooms - Total Market Cap of $1.2 billion - High RevPAR portfolio - Luxury hotels - Gateway and resort markets - Conservative leverage - Insider ownership: 14% Project Management Property Management Real Estate Services Real Estate Asset Management

Long-Term Advisory Agreements prior year OR the Peer G&A Ratio x Total Market Capitalization Market Capitalization – fee is subject to a 25% outperformance cap - up to 50% can be paid in stock at AHT/AHP election 5 Base Fee/Minimum Fee Incentive Fee Incentive Fee Payment Other Payments/Fees Base Fee: 0.70% x Total Market Capitalization Minimum Fee: Greater of 90% of the Base Fee paid in the same quarter of the Payable quarterly 5% of the TSR outperformance (compared to defined peer set) times Equity Fee is determined annually and paid over 3 years in equal annual installments Reimbursement for internal audit and other overhead costs

Demonstrated Long-Term Track Record 900% 800% 700% 600% 500% 400% 300% 200% 88% 100% 4% 4% 0% -100% (1) 10-Yr Inception 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr Peer Avg AHT (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 3/18/16 Source: SNL 6 840% Long-term performance significantly outperforms peers 452% 123% 124%144% 38%36% 8% 52% 40%36% 55% 36% 26% -11%-28%-30% -21% -28% Total Shareholder Return

Ashford Hospitality Prime Overview Bardessono Hotal & Spa Yountville, CA

Ashford Hospitality Prime Vision  Well defined strategy investing in luxury hotels in gateway and resort markets  Grow platform through accretive acquisitions of high quality assets Grow organically through strong revenue initiatives Maintain conservative capital structure with target Net Debt / EBITDA of 5.0x or less  Highly-aligned management team and organizational structure   Continue to take steps to improve shareholder value and increase total shareholder return  Simple and straightforward investment profile  Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Chicago Sofitel WaterTower Chicago, IL 8

Investment Strategy  Material impact of one acquisition to portfolio given size  Luxury hotels Market knowledge given existing presence across all Ashford companies   Gateway and resort markets  Opportunity for best in class Remington property management  Disciplined capital allocation  Closing capability, speed, and industry relationships  Lower leverage  Proven track record of value creating transactions 9 Competitive Advantage Investment Strategy

High Quality Portfolio Courtyard Seattle Downtown Seattle, WA Marriott Seattle Seattle, WA Chicago Sofitel WaterTower Chicago, IL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. Bardessono Hotel & Spa Yountville, CA Courtyard San Francisco San Francisco, CAz Renaissance Tampa Tampa, FL Marriott Plano Legacy Plano, TX Pier House Resort Key West, FL Hilton Torrey Pines La Jolla, CA The Ritz-Carlton St. Thomas St. Thomas, BVI Ashford Prime Hotels 10

Portfolio Overview Number of Rooms TTM ADR(1) TTM Occ. (1) TTM RevPAR(1) TTM Hotel EBITDA(1) % of Total Location Courtyard Philadelphia Dow ntow n Marriott Plano Legacy Courtyard San Francisco Dow ntow n Courtyard Seattle Dow ntow n Marriott Seattle Waterfront Renaissance Tampa Capital Hilton Hilton Torrey Pines Chicago Sofitel Water Tow er Pier House Bardessono Ritz-Carlton St. Thomas Total Portfolio Philadelphia, PA Dallas, TX San Francisco, CA Seattle, WA Seattle, WA Tampa, FL Washington D.C. La Jolla, CA Chicago, IL Key West, FL Napa Valley, CA St. Thomas, BVI 499 404 405 250 358 293 550 394 415 142 62 180 $176 $193 $267 $195 $255 $175 $222 $191 $223 $397 $717 $552 83% 71% 91% 79% 82% 78% 86% 85% 80% 90% 79% 80% $145 $137 $243 $155 $210 $137 $190 $163 $178 $358 $564 $440 $12,518 $11,087 $13,688 $6,561 $14,640 $5,855 $15,297 $12,521 $8,360 $9,728 $3,845 $9,156 10.2% 9.0% 11.1% 5.3% 11.9% 4.8% 12.4% 10.2% 6.8% 7.9% 3.1% 7.4% 3,952 $243 82% $199 $123,256 100.0%  High quality portfolio with total ADR and RevPAR of $243 and $199, respectively for the TTM period Geographically diversified portfolio located in strong markets  Highest TripAdvisor ranking among publicly-traded Hotel REITs(2)  (1) As of December 31, 2015 (2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015) Note: Hotel EBITDA in thousands 11

Capital Structure and Net Working Capital        Conservative leverage in line with platform strategy Targeted Net Debt / EBITDA of 5.0x All debt is non-recourse, property level mortgage debt Targeted cash balance of 25% to 30% of market capitalization Maintain excess cash balance to capitalize on opportunities Hedge unfavorable economic shocks Dry powder to execute opportunistic acquisitions As of December 31, 2015 (1) At market value as of March 18, 2016 12 Cash & Cash Equivalents Restricted Cash Investment in AIM REHE, LP Accounts Receivable, net Prepaid Expenses Due From Affiliates, net Due from Third Party Hotel Managers Investment in Ashford Inc. (1) Total Current Assets Accounts Payable, net & Accrued Expenses Dividends Payable Total Current Li abi l i ti es Net Worki ng Capi tal $101.6 31.7 48.4 12.6 3.0 (5.8) 9.8 8.3 $209.6 $39.6 3.4 $43.0 $166.6 Figures in millions except per share values Stock Price (As of March 18, 2016) Fully Diluted Shares Outstanding Equity Value Plus: Convertible Preferred Equity Plus: Debt Total Market Capitalization Less: Net Working Capital Total Enterprise Value $10.72 32.8 $352.1 65.0 783.4 $1,200.5 (166.8) $1,033.7 Net Working Capital Total Enterprise Value

IlOSPIT ALITY T RU ST Ashford Hospitality Trust Overview AASHFORD

Ashford Hospitality Trust Vision Announced strategy refinements to improve shareholder value  Management team more highly-aligned with shareholders than our peers   Superior long-term total shareholder return performance  Best in class hotel managers  Appropriate use of financial leverage  Opportunistic platform focused on full-service hotels 14

Investment Strategy  Increased deal flow  Full-service hotels  Less competition  Upper-upscale hotels  Improves selectivity More value-add opportunities  Focus on all markets  Core competency of Remington   Appropriate use of leverage  Debt markets expertise  Focus on franchised properties where we can add significant value  Extensive relationships with brokers, lenders, institutions, and brands  Portfolio opportunities given diverse asset locations and quality 15 Competitive Advantage Investment Strategy

High Quality, Embassy Suites Portland Portland, OR Geographically Diverse Portfolio Hilton Back Bay Westin Princeton Princeton, NJ Boston, MA Le Meridien Minneapolis Minneapolis, MN Chicago Silversmith Chicago, IL Marriott Gateway Arlington, VA Marriott Fremont Fremont, CA The Churchill Washington, D.C. Marriott Beverly Hills Beverly Hills, CA W Atlanta Downtown Atlanta, GA Hilton Santa Fe Santa Fe, NM Crowne Plaza Key West Key West, FL Lakeway Resort & Spa Austin, TX Le Pavillon Hotel New Orleans, LA Hilton Costa Mesa Costa Mesa, CA Marriott Sugar Land Sugar Land, TX Ashford Trust Hotels 16 Renaissance Nashville Nashville, TN

Portfolio Overview Starwood 2.3% Interstate 0.4% Independent 5.9% InterContinental 0.5% Starwood 7.8% IHG 4.1% Ma t Hyatt 3.7% Marriott 50.4% Remington 59.0% Hilton 27.7% Hilton 5.3% Hyatt 3.0% Upper-Midscale 4.5% Independent 3.9% Top Ten Markets Luxury 4.4% Other 8.7% TTM Hotel EBITDA % of Total Washington DC Area San Fran/Oakland, CA NY/NJ Metro Area Atlanta, GA Los Angeles Metro Area DFW, TX Boston, MA Nashville, TN Orlando, FL MN/St. Paul Area Total Portfolio $46,954 $32,058 $31,618 $30,816 $30,299 $26,047 $25,449 $20,764 $20,354 $15,868 9.8% 6.7% 6.6% 6.4% 6.3% 5.4% 5.3% 4.3% 4.3% 3.3% Top 50 20.3% Upsca 34.6% Upper-Upscale 52.5% Top 25 71.0% $478,728 100.0% Hotel EBITDA as of December 31, 2015 for 132 owned hotels as of March 18, 2016 Hotel EBITDA in thousands 17 Hotel EBITDA by Chainscale Hotel EBITDA by MSA Hotel EBITDA by Manager Hotel EBITDA by Brand

Capital Structure and Net Working Capital        Appropriate use of leverage to more cost effectively invest in the hotel cycle Current net working capital of approximately $3.20 per share All debt is non-recourse, property level mortgage debt Targeted cash balance of 25% to 30% of market capitalization Maintain excess cash balance to capitalize on opportunities Hedge unfavorable economic shocks Dry powder to execute opportunistic acquisitions As of December 31, 2015 (1) At market value as of March 18, 2016 18 Cash & Cash Equivalents Restricted Cash Investment in AIM REHE, LP Accounts Receivable, net Prepaid Expenses Due From Affiliates, net Due from Third Party Hotel Managers Market Value of Ashford, Inc. Investment (1) Total Current Assets Accounts Payable, net & Accrued Expenses Dividends Payable Total Current Li abi l i ti es Net Worki ng Capi tal $215.0 153.5 56.0 40.4 12.5 (10.5) 20.4 25.4 $512.7 $123.4 22.7 $146.1 $366.6 Figures in millions except per share values Stock Price (As of March 18, 2016) Fully Diluted Shares Outstanding Equity Value Plus: Preferred Equity Plus: Debt Total Market Capitalization Less: Net Working Capital Total Enterprise Value $6.23 114.8 $715.1 393.9 3,866.9 $4,975.8 (367.5) $4,608.4 Net Working Capital Enterprise Value

Remington Combination Overview AINC has entered into an agreement to combine with Remington(1) for total transaction value of $299.5 million   916,500 subsidiary nonvoting common shares issued at $100 per share (current market value of $59.5 million) $230 million in subsidiary convertible preferred stock  • • 6.625% yield $120 conversion price (85% premium)(2)  $10 million cash consideration(3) Remington sellers retain 20% of Remington through limited partner interests   AINC to create new subsidiary (“NewCo”) & contribute all assets to NewCo  Securities issued to sellers will be NewCo securities, but are intended to be economically equivalent to AINC securities NewCo stock will be issued to sellers at 54% premium to pre-announcement market price of AINC stock(2) and 128% premium to current market price(4)   Sellers only taking 3% of the consideration in cash signifying strong belief in future prospects for AINC & Remington (1) (2) (3) (4) Remington Holdings LP and its affiliates. A 20% interest in Remington Holdings will be retained by the current owners. Based on closing stock price of AINC as of September 17, 2015 Paid out quarterly over 4 years Based on closing stock price of AINC as of March 7, 2016 19

Remington Combination Overview (cont.)  Attractive valuation relative to the intrinsic value of the business and recent comparable transactions  Adds incremental incentive fees which are tied to property performance, not strictly shareholder returns, as is currently the case for AINC  Expected to be immediately accretive to AINC's normalized Adjusted Net Income Per Share  Adds talented executives to help lead AINC’s growing platform  Subsidiary common shares issued at $100 per share, a 54% premium to pre-announcement market price of AINC(1) and 135% premium to current market price(2)  Enhances strong alignment of sellers through issuance of non-voting common equity and convertible preferred equity  Combination creates the only public, pure-play provider of asset and property management services to the lodging industry  Subsidiary as-converted shares issued at 85% premium to pre-announcement market price of AINC(1)  Very little cash consideration for large transformational combination signifying strong belief by the sellers in the future growth prospects for AINC and Remington (1) Based on closing stock price of AINC as of September 17, 2015 (2) Based on closing stock price of AINC as of March 18, 2016 20 Strategic Benefits Financial Benefits

Balance Sheet Figures in millions ASSETS Cash & Cash Equivalents Restricted Cash Investments in Securities Receivables Prepaid Expenses and Other Due from Ashford Trust OP Due from Ashford Prime OP Deferred Tax Assets Total Current Assets LIABILITIES AND EQUITY Accounts Payable, net & Accrued Expenses Due to Affiliates Liabilities Associated w ith Investments Deferred Compensation Plan Other Liabilities Total Current Liabilities Accrued Expenses Deferred Income Deferred Compensation Plan Total Liabilities $50.3 5.7 81.1 0.3 1.9 5.9 3.8 0.0 $10.4 0.8 1.0 0.0 5.7 $17.9 $0.4 0.6 11.2 $148.9 $30.1 Investments in Unconsolidated Affiliates Furniture, Fixtures and Equipment, net Deferred Tax Assets Other Assets Total Assets $3.3 6.6 4.2 4.0 Redeemable Noncrontrolling Interest Equity Total Liabilities and Equity $0.2 $136.6 $167.0 $167.0 As of December 31, 2015 21  Asset light business model  Cash available for investments  Currently no debt

Growth Opportunities   Organic growth of current Ashford Trust platform Maximize shareholder value and outperform peers   Organic growth of current Ashford Prime platform Maximize shareholder value and outperform peers     Incremental incentive fees tied to property performance Increased cash flow and earnings of AINC Expands AINCs high growth, fee based business Maintains high alignment of management team 22

Key Takeaways  High growth, fee based business model Asset light with very low capital requirements   Diversified fee generators  Strong management team with creating shareholder value a long track record of  Highly-aligned platform through high insider ownership 23

Additional Information and Where to Find it In connection with the Remington transaction, Ashford Inc. filed a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on March 15, 2016. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford Inc.’s website at www.ashfordinc.com. Ashford Inc. and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the Remington transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford Inc.’s proxy statements and its Annual Report on Form 10-K previously filed with the SEC, and is set forth in the proxy statement relating to the Remington transaction filed with the SEC on March 15, 2016. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford Inc. at the address above, or at www.ashfordinc.com. 24

ASHFORD Company Presentation-March 2016

Additional Information and Where to Find It

In connection with the transaction described above, Ashford filed a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on March 15, 2016. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford’s website at www.ashfordinc.com.

Ashford and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford’s proxy statements and its Annual Report on Form 10-K previously filed with the SEC, and is set forth in the proxy statement relating to the Remington transaction filed with the SEC on March 15, 2016. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford at the address above, or at www.ashfordinc.com.

Safe Harbor for Forward-Looking Statements

This document contains statements that are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations or beliefs about future events. These statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events may differ materially from what is expressed in such forward-looking statements due to numerous factors, including, without limitation: general volatility of the capital markets and the market price of Ashford’s common stock; changes in Ashford’s business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in the industry and the market in which Ashford operates, interest rates or the general economy, the degree and nature of the competition, and the satisfaction of the conditions to the completion of the transaction with Remington Holdings LP. Further information and risks regarding factors that could affect Ashford’s business, operations, financial results or financial positions are discussed from time to time in Ashford’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2015. The shareholders of Ashford and other readers are cautioned not to put undue reliance on any forward-looking statements. Ashford undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.